BIOSTAR PHARMACEUTICALS

OTCBB: BSPM

Biostar







March 2010

INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS

In accordance with the 1995 Securities Litigation Reform Act of the "exemption" meaning, this statement documents contain "forward-looking statements". This statement related to understand and unknown risks, uncertainties and other factors will cause the company's statement not match by the results, in which including sales and regional economic conditions and competitive conditions, customer relation Changes, access to capital, the difficulty of promoting new products, existing products market conditions, customers for the existing and new product awareness and other factors. Relevantly, the company believed that the results is reasonable in this forward-looking statements□but can not guarantee that the forecast entirely correct. There is no duty that company to update the forward-looking information contained in this statements.



MARKET OPPORTUNITY

- In 2008, China pharmaceutical industry as a whole grew 25.2% reaching USD $115.8 billion*.
- The Government stimulus package is expanded to the New Rural Cooperative Medical System by investing USD $124 billion with earmarks to improve insurance coverage and build 30,000 township hospitals and 700,000 village clinics over the next three years. **
- Analysts are predicting between 20% and 25% in revenue growth and 30% profit growth for the Chinese pharmaceutical industry in 2009***.



China Pharmaceutical Market
1000
800
600
400
200
0
In Billion RMB
2005
2006
2007
2008
2009E
Market Size

*Development Research Center of the State Council of China
** Xinhua News (www.xinhuanet.com)
***China Pharmaceutical Guide 2009 (4th Edition), the latest report from WiCON International Group, LLC. (publisher of *Pharma China*).

CHINA'S NEW HEALTHCARE REFORM PLAN

- The China Government announced in March 2009 an investment plan of RMB 850 billion (USD $124 billion) for a national healthcare system reform which has begun in 2009.*
- The funds will be spent by 2011 to provide universal medical services to the country's 1.3 billion residents, thus boosting the demand for pharmaceutical products.**
- The reform plan includes the "New Rural Medical Care Cooperative Program" launched in 2008 with the intention of achieving full medical coverage of all rural citizens by 2011 and a clinic in every village***.

* www.gov.cn,

** IMS

*** International Social Security Association

SELECT FINANCIALS

Fiscal Year	December 31st
Last-Traded Price (03/04/2010)	$3.50
Diluted Shares Outstanding (03/04/2010)*	25.7 M
Market Capitalization	$90.0M
Management Ownership	35%
Revenue 2008	$33.9 M ▲ 113. 5%
Net Income 2008	$ 6.7 M ▲ 68.8%
2008 EPS	$0.29
9 Months Ended September 30, 2009 – REVENUES	$36.2 M ▲ 52.5%
9 Months Ended September 30, 2009 – INCOME	$8.8 M ▲ 112.9%
9 Months Ended September 30th, 2009 – EPS	$0.37 ▲ 105.6%

* Does not include warrants to purchase 500,000 shares of common stock and preferred shares convertible to approximately 1.6 million shares of common stock

COMPANY OVERVIEW

- Headquartered in Xianyang, Shaanxi Province with **four GMP-certified manufacturing lines** and total of 497 employees including, 48 technicians and 53 corporate staff members.
- Proven market leadership ability with a monopoly on the Xin Aoxing capsule, **China's only SFDA approved OTC capsule treating Hepatitis B currently being sold on the market** and with a national recognized brand name.
- **Vertically Integrated:** Plantation*, Raw Material Processing**, R&D and Production, Distribution, Sales and Marketing.
- **Strong R&D capability** - Five SFDA approved drugs and ten SFDA approved nutrient medicines currently on the market, and three new SFDA approved products launched in Q2 2009. The Company also has ten drugs in various stages of SFDA approval.
- **Extensive marketing network with products sold in 30 provinces throughout China**. Sales staff includes 286 people focused on extending the Company's reach into rural geographic areas and small and medium size cities.
- **Rapid growth** - Revenue and after tax net income ("ATNI") from 2006 to 2008 grew at 103.9% and 82.6% CAGR, respectively.

*First harvest expected April 2010

*Construction expected to be completed April 2010

PRODUCT PORTFOLIO

BIOSTAR currently has:

- **Five key SFDA-approved drugs on the market.**
  - **Xin Aoxing Oleanolic Acid Capsule**: The only SFDA approved OTC capsule currently being sold on the market that treats chronic hepatitis B disease.
  - **Ganwang** (Paracetamol & Amantadine Hydrochloride Capsule): An OTC drug that prevents and treats the common cold and influenza.
  - **Danshen Granule**: A prescription drug treating coronary heart disease, myocardditis and angina pectoris.
  - **Taohuasan Pediatrics Medicine**: A prescription drug used for treating children's cough and respiratory tract infection.
  - **Tianqi Dysmenorrhea**: An OTC traditional Chinese medicine ("TCM") for treating dysmenorrhea (menstrual swelling and cramping).
- **Ten government approved OTC nutrient-based medicine products on the market.**
- **Three new OTC products launched in 2009.**
- **A pipeline of ten additional drugs in various stages of approval from the SFDA.**

KEY PRODUCTS

Name	Q3 2009 Revenue breakdown	Retail prices USD$	Gross Margin (Q3 2009)	Indications	SFDA Classification
Xin Aoxing Oleanolic Acid Capsule	77%	$7.5	84%	Acute and chronic hepatitis B	OTC
Ganwang Compound	6%	$1.7	48%	Prevents and treats the common cold and influenza.	OTC
Tianqi Dysmenorrhea Capsule	7%	$2.8	64%	An OTC traditional Chinese medicine for treating menstrual swelling and cramping.	OTC
Danshen Granule	4%	$4.7	24%	Alleviates blood stasis and angina caused by coronary heart disease.	Prescription
Taohuasan Pediatric	6%	$5.5	65%	A prescription drug used for treating children's cough and respiratory tract infection.	Prescription






美必得
田七痛经胶囊





CHINA'S HEPATITIS EPIDEMIC



Key Facts

- A disease caused by the hepatitis B virus (HBV) which infects and inflames the liver, causing life long side effects.
- The hepatitis B virus is 50 to 100 times more infectious than HIV.
- Approximately 130 million or 10% of the Chinese population has Hepatitis B. Worldwide infection rate has doubled since 2000.*
- Although none of the available drugs can cure the infection completely, some medicines, such as BIOSTAR's Xin Aoxing Capsule, can stop the virus from replicating, and minimize liver damage such as cirrhosis and liver cancer.
- Chinese medicines are proven to be safe and effective for treating the hepatitis B infection, while causing fewer side effects than Western medicines.
- The Company estimates $7 billion is spent on hepatitis annually in China.

* World Health Organization, IMS

PROVEN HBV TREATMENT

Shaanxi People's Hospital Clinical Trials found the Xin Aoxing Capsule to have an average effective rate of 93.1% vs. 64.9% average efficacy for the control group. Trials consisted of group 1 with 100 patients taking BIOSTAR's Xin Aoxing Oleanolic Acid Capsule, and the control group 2 containing 40 patients taking Ganfukang (a common drug used for hepatic treatment).

Treatment Drug and Manufacturer	Symptom	Cases	Effective	Improved	Unfruitful	Cure rate %
Group 1: BIOSTAR's Xin Aoxing capsule	liver-stagnancy with spleen deficiency	48	22	23	3	93.8
	Liver/Kidney Yin vacuity	52	23	25	4	92.3
Treatment Drug and Manufacturer	**Symptom**	**Cases**	**Effective**	**Improved**	**Unfruitful**	**Cure rate %**
Control Group 2: Zili Pharmaceutical's Ganfukang tablet	liver-stagnancy with spleen deficiency	19	7	5	7	63.2
	Liver/Kidney Yin vacuity	21	6	8	7	66.7

Curative Standard Ratings according to the PRC National Program for Prevention and Treatment of Viral Hepatitis

Effective	Improved	Unfruitful
HbsAg and HbeAg presence in the blood tested negative after treatment, and the liver function returned to normal. Physical signs disappeared or significantly improved.	HbsAg and HbeAg tested negative or titers were decreased, and SGPT decreased. The primary symptom such as abdominal distension, anorexia, malaise, palms and soles aversion to cold etc., disappeared. Liver and spleen function were improved in different degrees.	The primary symptoms were improved after a half years treatment, but HBsAg, HbeAg had no change and the titers failed to decrease.

WORLD HEPATITIS PREVALENCE


Hepatitis B Surface
Antigen Prevalence
High >8%
Intermediate 2%-7%
Low <2%

Geographic Distribution of Hepatitis B Virus; China has more than a 10% prevalence of HBV

Source: US CDC

VERTICALLY INTERGRATED OPERATIONS







Raw Material Plantation → Raw Material Processing Plant → R&D and Production Plant → 28 Sales Centers Covering 30 Provinces → Adding 50 Distribution Centers and 10,000 rural sales outlets → Currently in over 5010 Retail Outlets; Hospitals, Pharmacies and Clinics




Chart of Biostar Sales Network
New Distribution Centers


医药商店
MEDICINE SHOP

*Raw Material Plantation: First harvest expected in April 2010

**Raw Material Processing Plant: Construction expected to be completed in April 2010

PLANTATION & RAW MATERIALS FACILITY

- The Company plantation includes: 80 acres of planted raw materials, 1500 acres of indigenous raw materials and the recently purchased 8.6 acres in close proximity of the plantation for the new raw material processing facility. The Company expects its first harvest in April 2010.

- New raw material processing plant expected to be operational by the first half of 2010 with the capacity of 500 metric tons/year.

Plantation



Raw Material Processing Plant


1 - Lab
2 - Processing
3 - Warehouse
4 - Office

RESEARCH & DEVELOPMENT

Internal R&D

- Most R&D activities are completed by the Company's in-house research department of 30 scientists.

External R&D

- BIOSTAR collaborates with prestigious Academic institutions: Xianyang Material Medical Institute, Shaanxi University of Science and Technology, and the College of Life Sciences of Northwest University.
- Efficient and cost-effective joint research and development model. The Company has sole ownership of research results and economic benefits.
- BIOSTAR plans to acquire products and technology to complement its product portfolio.
- The Company currently has one patent approved and two patents pending approval and 12 registered trademarks. BIOSTAR also requires employees to execute employment agreements containing confidentiality provisions.

MODERN PRODUCTION FACILITY

- BIOSTAR is equipped with the highest quality equipment and production facilities, which includes 48 pieces of advanced testing equipment and 122 pieces of standard production equipment.
- The scope of BIOSTAR's production includes: capsules, granules, powder type medicines tablet coating and supplements.










AWARDS


二00二年度质量管理工作
先进单位
咸阳市人民政府
二00三年四月

In 2003, Biostar was selected as "Advanced Unit for Management of Quality of 2002" by Xianyang Municipal Government.


新奥星胶囊被选定为中国乙肝扶助质量万里行
指定产品
中国乙肝扶助质量万里行组委会
二00六年一月

In 2006, Xin Aoxing capsule was selected as "Designated Product for Hepatitis B"


授予:陕西奥星制药有限公司
推荐产品
陕西省消费者协会
二00一年八月

In 2001, "Ganwang Compound" was named as a "Recommend Product by Shaanxi Consumers Association"


二〇〇六年度
AAA级信用客户
中国农业银行

The "AAA-credit Customers" designation by the Agricultural Bank of China In 2006


重合同守信用企业
陕西省人民政府

"The most faithful and trustworthy Enterprise" designation by the Shaanxi Province Government In 2002


奖给:
百佳非公有制企业
中共咸阳市委
咸阳市人民政府
2001年8月

"The top 100 non-public enterprises of Xianyang City " awarded by the Xianyang Municipal Government in 2001

NEW PRODUCTS - LAUNCHED IN 2009

- **Yizi Capsules**
  - Aids infertility and helps in fetal development during pregnancy.
  - Direct sales through already established rural distribution network.

- **Tangning Capsules**
  - For treatment of type II diabetes.
  - Lowest price point on the market while maintaining 54.4% gross margin.

- **Shengjing Capsules**
  - Replenishes kidney function with a low price point and high efficacy.

STRONG PIPELINE

- **Ten drugs, nine prescription and one OTC, in the development pipeline with some expected approvals in 2010.**
  - **Ganfukang Tablets** *– Removes toxins and treats acute and chronic hepatitis, targets prescription market (Already approved according to SFDA website)
  - **Niaosaitong** * – Ensures vital energy
  - **Xiao'aiping** **– Treats tumors, specifically lung, stomach and esophagus
  - **Azithromycin** *– A western antibiotic that treat many infections
  - **Shenrong** **– Strengthens immune system, restrains tumors and fights fatigue
  - **Zhixuening** **– Used to control reproductive swelling and bleeding
  - **Zhenbao Wan**** – TCM for treatment of coronary disease and kidney impairment
  - **Huazhi Pian**** – Reduces temperature and improves circulation
  - **Kunling Wan**** – Regulates menstruation and generates new blood
  - **Zushima**** – An OTC aerosol pain suppressant and blood coagulant, which has already been approved by the Chinese Military SFDA and now awaiting State SFDA approval.

* SFDA Examination Phase

** Clinical Test Completed – Application for preliminary permit with SFDA

COMPETITIVE ADVANTAGES

1.Once harvesting begins and construction of processing plant is completed, will have complete **vertical integration** including harvesting and wholesale of herbs, raw material processing, R&D and drug manufacturing, distribution and retail sales. The complete supply chain gives BIOSTAR control over every step of the process allowing for **economies of scale, diversification and margin protection**.

2. **Unique R&D and drug production facility with 100% domestic distribution** vs. a predominantly generic driven pharmaceutical industry which exports approximately 88% of the Industry's production.

3. **A Monopoly on the capsule market of its kind** with the only SFDA approved national brand OTC capsule currently being sold on the market for HBV treatment and government policy that prohibits any new company from producing and imitating the same drug.

4. **Mass media advertising allowed** on SFDA approved OTC drugs vs. prescription drugs are prohibited from ads.

5. **Xin Aoxing capsule is proven 93.1% effective** at treating HBV*.

6. **Low cost** of treatment , dollars per day vs. tens of thousands of dollars.

7. **No side effects** vs. potentially worsening condition and other harmful side effects

Company	Drug	Treatment	Classification	Cost per unit	Treatment Cost	Biostar Advantage
BIOSTAR	Xin Aoxing Capsule	Hepatitis B	TCM - Prescription	USD $7.50/box	6-mo's / $450	Only SFDA approved OTC Capsule being sold on the market
Western Competitor						
Roche	Interferon injection	Hepatitis B	Western Prescription	$2000+	$6,000 to $20,000	Cost/side effects

Source: Decision Resources, WiCon, AP, Shaanxi People's Hospital

* Clinical Study from People's Hospital of Shaanxi Province

MANAGEMENT TEAM

Ronghua Wang - Chairman

- Qindu District Councilman from 2005 to 2007
- BIOSTAR CEO since 1997
- Prior Senior management with Geological Research Institute and Drugs Research Institute
- Named "Top Ten Most Important People" in the Shaanxi pharmaceutical industry 2001
- Graduate of China's Northwest University, with a Bachelor's degree in Geology

Elaine Zhao – CFO

- CFO of BIOSTAR since July, 2007 and a US CPA
- Founded ELZ Accountancy Corp., a Los Angeles based bilingual accounting firm
- Held Series 7 and 66 licenses as a broker at a national brokerage firm
- Co-founder of the Southern California Chinese Professional Association
- Holds an MS in Finance from the Kelley School of Business at Indiana University
- US Public Company experience.

Amei Zhang – COO

- COO of BIOSTAR since July 2007
- Various capacities with BIOSTAR since 1997
- Graduate of Northwest University of China with a major of law in 1999
- Bachelor's degree in Economics from The Central Party School in 2005

MANAGEMENT TEAM

Gong Shuang - Secretary of the Board

- Joined in Shaanxi Aoxing Pharmaceutical in 2001
- Served as Director and Marketing Manager of Xi'an branch
- Bachelor's degree in electromechanical integration from Xi'an Technology University
- Executive Program in Economics and Management from Shaanxi Provincial Committee Party School

Zibing Pan – Independent Director

- Certified Public Accountant in Oklahoma and member of American Institute of Certified Public Accountant (AICPA) and Oklahoma Society of Certified Public Accountants (OSCPA).
- CFO of China Education Alliance, Inc., to which he was appointed in August 2009.
- Master of Business Administration from the University of Central Oklahoma in 1999.
- Bachelor's degree from Anhui University, China in 1988.

Michael Lan – VP of Investor Relations

- Extensive experience in business consulting, information technology, financial control and analysis.
- Managed the Operations Accounting Department for Silgan Containers and was a senior manager in the Corporate FP&A Department at Gilead Sciences.
- Master's degree in Accounting from University of Southern California .
- Bachelor's degree in English Literature from Xiamen University.

PROFITABILITY AND GROWTH

Income Statement ($ in thousands)	Q3 2008	Q3 2009	FY2007	FY2008
Revenues	7,541	15,556	15,887	33,911
Revenue Growth (YOY)	-	*106.3%*	-	*113.5%*
Cost of revenues	3,756	3,585	5,225	14,059
Gross profit	3,785	11,971	10,663	19,852
Gross profit margin	*50.2%*	*77.0%*	*67.1%*	*58.5%*
SG&A, and R&D expenses	3,126	7,857	5,817	12,090
Operating profit	658	4,113	4,846	7,762
Operating profit margin	*8.7%*	*26.4%*	*30.5%*	*22.9%*
Provision for income taxes	89	988	821	1,033
Net income	559	3,126	3,964	6,691
Net Income Growth (YOY)	-	*459.2%*	-	*68.8%*

SUMMARY BALANCE SHEET

Balance Sheet ($ in thousands)	9/30/2009	12/31/2008
Assets		
Cash & Cash Equivalents	2,448	758
Account Receivable	17,851	11,701
Inventory	706	316
Prepaid Expenses	5,617	2,927
Total Current Assets	**26,624**	**15,701**
Net Property, Plant & Equipment	3,301	5,930
Intangible Assets	7,147	7,366
Total Non-Current Assets	**10,449**	**13,296**
Total Assets	**37,073**	**28,998**
Liability & Shareholders' Equity		
Accounts Payable & Accrued Expenses	2,446	2,192
Customer Advances	105	2,592
Value-added Tax Payable	1,000	527
Income Tax Payable	988	413
Total Current Liability	**4,540**	**5,725**
Total Stockholders Equity	**32,532**	**23,272**
Total Liability & Equity	**37,073**	**28,998**

GROWTH STRATEGIES

- **Organic growth**
  - **Distribution Strategy** – Open 50 distribution centers and invest in 10,000 village clinics and rural sales centers to take advantage of the Government's New Rural Medical Co-op program to open 30,000 Township hospitals and 700,000 village clinics over the next three years.
  - **Vertical Integration** – Completion of raw material processing plant expected in April 2010 near the Company's plantation will provide an internal supply of and processing for raw materials and the opportunity to sell to other pharmaceutical companies.
- **Acquisitions**
  - Acquire 2-3 pharmaceutical companies in the next 5 years.
  - The Company recently signed an LOI to acquire 100% of a Xi'an company which has two products in portfolio and a license to manufacture and trade medical equipments.

CONTACT US

Company:

BioStar
Elaine Zhao, CFO
Phone: +1-626-456-2789
elaine@biostarpharmaceuticals.com

Investor Relations:

HC International Inc.
John Mattio, SVP
Phone: +1-203-616-5144
john.mattio@hcinternational.net

Auditor:

Mazars Hong Kong

Legal:

Richardson & Patel, LLP